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                            UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act to 1934


                        Date of Report: January 29, 2003




                        FIRST OAK BROOK BANCSHARES, INC.






         DELAWARE                      0-14468                 36-3220778
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


                   1400 Sixteenth Street, Oak Brook, IL 60523
                         Telephone Number (630) 571-1050
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                        FIRST OAK BROOK BANCSHARES, INC.
                                    FORM 8-K
                                January 29, 2003



                              Item 5. Other Events

On January 29, 2003, First Oak Brook Bancshares, Inc. issued a press release announcing a cash dividend increase beginning with the April 2003 dividend; corporate governance changes; bank organizational changes; and promotions and hires. This press release, dated January 29, 2003, is attached as Exhibit 99 to this report.

                    Item 7. Financial Statements and Exhibits


(a) and (b) not applicable

(b) Exhibit Index:

99 Press Release issued by First Oak Brook Bancshares, Inc. dated January 29, 2003.

The following Items are not applicable for this Form 8-K:

         Item 1.     Changes in Control of Registrant

         Item 2.     Acquisition or Disposition of Assets

         Item 3.     Bankruptcy or Receivership

         Item 4.     Changes in Registrant's Certifying Accountant

         Item 6.     Resignations of Registrant's Directors

         Item 8.     Change in Fiscal Year

         Item 9.     Sales of Equity Securities Pursuant to Regulation S



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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               FIRST OAK BROOK BANCSHARES, INC.
                                               ---------------------------------
                                                        (Registrant)



Date: January 29, 2003                          /S/ROSEMARIE BOUMAN
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                                               Rosemarie Bouman
                                               Vice President, Chief
                                               Financial Officer and
                                               Chief Accounting Officer




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